EXHIBIT 99.1

Howard Weil Energy Conference

Jack Drosdick
April 2, 2003

Howard Weil

Energy Conference

Jack Drosdick

April 2, 2003

Safe Harbor Statement

Those statements made by representatives of Sunoco during the course of this presentation that are not historical facts are forward-looking statements intended to be covered by the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Although Sunoco believes that the assumptions underlying these statements are reasonable, investors are cautioned that such forward-looking statements are inherently uncertain and necessarily involve risks that may affect Sunoco’s business prospects and performance causing actual results to differ from those discussed during the presentation. Such risks and uncertainties include, by way of example and not of limitation: general business and economic conditions; competitive products and pricing; changes in refining, chemical and other product margins; variation in petroleum-based commodity prices and availability of crude oil supply or transportation; fluctuations in supply of feedstocks and demand for products manufactured; changes in operating conditions and costs; changes in the level of environmental remediation spending; potential equipment malfunction; potential labor relations problems; the legislative and regulatory environment; and plant construction/repair delays; nonperformance by major customers or suppliers; and political and economic conditions, including the impact of potential terrorist acts and international hostilities. These and other applicable risks and uncertainties have been described more fully in Sunoco’s 2002 Form 10K, filed with the Securities and Exchange Commission on March 7, 2003.

Sunoco undertakes no obligation to update publicly any forward-looking statements whether as a result of new information or future events.

Company Dimensions

Capital Employed, MM$

Coke
70
Corporate
235
Refining
785
Logistics
330
Chemicals
875
Marketing
550

Total = $2.8 billion

76.6 MM shares outstanding and $2.8 billion market capitalization

1

Company Dimensions

Capital Employed, MM$

Refining	785
Marketing	550
Chemicals	875
Logistics	330
Coke	70
Corporate	235
•	275 MMB refining production
•	4 B gal. retail gasoline sales
•	6B# chemical merchant sales
•	General Partner and 75% owner of Sunoco Logistics LP
•	Operator of proprietary coke technology

Total = $2.8 billion

76.6 MM shares outstanding and $2.8 billion market capitalization

Strategic Summary

•	Confident in longer-term macro-environment for our businesses
•	Continued focus to get more from existing assets
•	Look to grow each of our five business lines over the next several years
•	Maintain investment grade credit rating

Refining & Supply

•	Current industry fundamentals constructive
•	medium / long-term outlook should be favorable
•	New requirements create complexity
•	clean fuels
•	MTBE
•	Continue to improve assets already owned
•	average ROCE of 11% over 1999 - 2002*
•	record production in 2001/02
•	Grow by acquisition if cost / value right

*Excludes divested Lubricants operations

Retail Marketing

•	Has (except for 2002) provided reasonably steady earnings and good ROCE
•	average ROCE of 14% over 1997-02
•	Have brand strength and regional focus
•	Have completed re-imaging program and added 670 sites since January 2001
•	pending acquisition of 193 more sites from MAP
•	Will aggressively “upgrade” retail portfolio
•	exit under-performers
•	add ancillary income sources
•	acquire within existing footprint

Chemicals Summary

•	Refining based petrochemicals… phenol and polypropylene

•	Industry utilization rates increasing
•	demand increases / rationalization has occurred
•	significant chemical price increases in 2002
•	offset by feedstock cost increases

•	Sunoco Chemicals earned $28 MM in 2002
•	estimated mid-cycle earnings of $140 MM
•	equates to 3 cpp margin improvement

•	Propylene partnership / polypropylene acquisition from Equistar (announced 3/27) strengthens portfolio
•	Moderating feedstock costs and reasonable economic growth will support recovery

Equistar Transaction

•	Partnership with Equistar for long-term propylene supply -- and purchase of 400 MM# polypropylene facility
•	Secure propylene supply with fixed discount plus variable producer economics
•	fixed discount reduces transaction risk
•	backward integration, should be favorable in a tight propylene market
•	$190 MM (+ estimated $10 MM inventory)
•	expected to be immediately accretive

Logistics Positioned to Grow

•	Successful IPO of Sunoco Logistics L.P. (NYSE: SXL) in February, 2002
•	Sunoco is general partner and 75% owner
•	Favorable valuation metrics
•	9x EBITDA
•	Look to consistently grow cash distribution through growth - - internal Sunoco opportunities and 3rd party acquisitions
•	8.3% increase to cash distribution announced in January 2003
•	SXL stock up 27%* since IPO…
•	Additional $100 MM of value to Sunoco interest

* as of 3/28/03

Coke Growth Opportunities - U.S. and Abroad

•	Two domestic plants manufacturing metallurgical grade coke for steel industry
•	Technology offers growth potential
•	international
•	domestic
•	Prospects being developed… longer-term opportunity to create value… with third-party investor capital

Financial Capacity / Liquidity at 12/31/02

•	43 % net debt to capital
•	$390 MM cash
•	$770 MM Revolver / $200 MM A/R securitization . . . no short-term borrowings
•	No debt due until 2004 ($100 MM)
•	Investment grade credit rating affirmed

Why Invest in Sunoco?

•	Constructive refining fundamentals… ample leverage
•	Expecting improving contributions from Retail Marketing and Chemicals
•	in a moderating crude price environment
•	Financial capacity to grow the company
•	Past performance / strategy
•	ROCE/Value driven management
•	Disciplined growth and share repurchase

For More Information

Press releases and SEC filings are available on our website at www.SunocoInc.com

Contact for more information:

Terry Delaney	(215) 977-6106
Tom Harr	(215) 977-6764